Exhibit 99.344

REVIEW OF THE PX ZONAL MARKET CLEARING PRICES California Power Exchange April, 1998

Status of the PX Market Market is functioning "normally" and as expected Volumes and Prices are reasonable Market participants are acting "rationally and prudently"

Some Factors Potentially Affecting Market Behavior Weak economic coupling between energy and transmission auctions Incompatible price caps by the ISO and PX

Weak Economic Coupling Between Energy and Transmission Auctions PX market participants can bid prices into the ISO transmission auction that are different from those they bid into the PX energy auction Selected PX suppliers have weak incentive to actively participate in the transmission auction PX demands may be reluctant to submit decremental adjustment bids for the transmission auction PX demands may make inadvertent errors in their adjustment bids for the transmission auction Thus, high zonal prices are possible for those times when transmission congestion exists

Real-Time Price Caps by the ISO ISO protocols have effectively capped real- time energy prices PX market participants should become aware of the ISO cap on real-time energy prices High zonal prices are possible if the PX market participants are oblivious the ISO cap on real-time energy prices

Options to Prevent Potential High Zonal Prices Short-term option Active participation by the PX market participants in the transmission auction Long-term options Average pricing for transmission Strong economic coupling between energy and transmission auctions

Active Participation in the Transmission Auction PX market participants should provide decremental demand bids to zero MW Decremental price bid should not exceed the ISO cap on real-time prices PX should facilitate participation by market participants Provide extensive information /training Require decremental demand adjustment bids Add default decremental demand adjustment bids

Should be capped at the ISO maximum real- time energy price Alternative 1: Information/training blitz Alternative 2: Requiring decremental demand bids from market participants Alternative 3: Adding default adjustment bids to demand schedules A combination of above alternatives may be used Decremental bids for demand schedules

Zonal prices will be capped at P0 for a participant with such a decremental demand bid Decremental Bids for Demand Schedules P2 P1 P0 UMCP MW2 (IPS) MW1 MW Price

Implementation Requirements for PX Alternative 1: None Alternative 2: Add validation capability to TA Alternative 3: Add capability to automatically extend decremental adjustment bids for demands equal to the ISO real-time price cap - in OM/H or ISO Gateway Implementation Requirements for PX Market Participants Expected to be minimal Decremental Bids for Demand Schedules

Decremental Bids for Demand Schedules FERC Filing Implications Alternative 1: None Alternative 2: Must file Alternative 3: Must file

Market Implications Zonal prices in California will be effectively capped at ISO's max real-time energy price Decremental Bids for Demand Schedules

# Decremental Bids for Demand Schedules

(Base Condition - hour 9 of 3/26/98 Market of Simulation Run)



NW2
$199.95
ZMCP = $27.00/MWh
NW1
ZMCP = $0.00/MWh
$226.95
NW3
ZMCP = $0.00/MWh
$226.95
LA1
$207.95
ZMCP = $19/MWh
"Region"
ZMCP = $226.95/MWh
$226.95
AZ3
ZMCP = $0.00/MWh
$226.95
AZ5
ZMCP = $0.00/MWh
$226.95
LA2
ZMCP = $453.90/MWh
$226.95
LC1
ZMCP = $0.00/MWh
$226.95
LC2
ZMCP = $0.00/MWh

**Total Collection = $5,292,447.12**
**Total Payout = $4,755,082.96**
**Total Congestion Payment to the ISO = $537,364.16**

(JGK) April, 1998 **Discussion Draft** Slide 13

Price Caps for Demand Schedules (Demand bid capped at $80 as practiced today - Results are approximate/no redispatch) NW1 NW2 NW3 AZ3 AZ5 LC1 LC2 LA1 LA2 "Region" $80 $80 $80 $80 $61 $53 $80 $80 $80 ZMCP = $0.00/MWh ZMCP = $0.00/MWh ZMCP = $0.00/MWh ZMCP = $0.00/MWh ZMCP = $0.00/MWh ZMCP = $160.00/MWh ZMCP = $19/MWh ZMCP = $27.00/MWh ZMCP = $0.00/MWh ZMCP = $80.00/MWh Total Collection = $1,865,959.60 (was $5,292,447.12) Total Payout = $1,685,983.72 (was $4,755,082.96) Total Congestion Payment to the ISO = $179,975.88 (was $537,364.16)

Long-Term Options Average pricing for transmission Economic coupling between energy and transmission auctions Consider implementation if high zonal prices occur

Average Pricing for Transmission Modify zonal price calculation paradigm and models to account for congestion related charges based on an uplift allocated zonally to loads

Single price (UMCP) for all zones All supplies decremented by the ISO will receive opportunity cost for decrement All supplies decremented by the ISO will receive bid price for incremental output All demands decremented by the ISO will receive bid price for incremental output ISO usage charge and the cost of schedule adjustments summed to create a Congestion Uplift Payment (CUP) CUP allocated to each zone (zonal CUP) using ISO "relative zonal congestion price" & demand magnitude All demands in a zone will be allocated the zonal CUP based on MWh Average Pricing for Transmission

Decremented supplies receive UMCP + Opp Cost Average Pricing for Transmission P0 P1 P2 P3 UMCP MW2 (IPS) MW1 MW3 MW4 MW Price FS

Incremented supplies receive UMCP plus bid cost of increment from IPS Average Pricing for Transmission P0 P1 P2 P3 UMCP Price MW2 (IPS) MW1 MW3 MW4 MW FS

Decremented demands pay UMCP less credit for decrement from IPS Average Pricing for Transmission P2 P1 P0 UMCP MW2 (IPS) MW1 MW Price FS

Preliminary Assessment of Implementation Requirements for the PX Modify Zonal Price Calculator to calculate and store cost of schedule adjustments and zonal uplift charges Settlements to address zonal uplift and payment for schedule adjustments to individual resources GUI screens need to be updated Average Pricing for Transmission

Average Pricing for Transmission Preliminary Assessment of Implementation Requirements for the PX Market Participants Minimal - except on the settlements systems ISO changes could impact viability

Average Pricing for Transmission Preliminary Assessment of FERC Filing Implication Must file May face serious challenge as this would deviate from locational marginal cost pricing principals

Preliminary Assessment of Market Implications Zonal prices expected to be close to the UMCP this option will have the high impact on mitigating zonal prices No negative zonal prices May afford new opportunities for gaming Average Pricing for Transmission

"Average" Pricing for Transmission

(Results are approximate as extra payments to supplies/demands are not covered – allocation based on product of zone congestion charge and demand magnitude)



NW2
ZMCP = $25.26/MWh
Zone Uplift = $0
NW1
ZMCP = $25.26/MWh
Zone Uplift = $0
NW3
ZMCP = $25.26/MWh
Zone Uplift = $0
LA1
ZMCP = $25.26/MWh
Zone Uplift = $57.87
($1.9/MWh)
"Region"
$226.95
ZMCP = $25.26/MWh
Region Uplift = $537,306.3
($23.04/MWh)
AZ3
ZMCP = $25.26/MWh
Zone Uplift = $0
AZ5
ZMCP = $25.26/MWh
Zone Uplift = $0
LA2
ZMCP = $25.26/MWh
Zone Uplift = $0
LC1
ZMCP = $25.26/MWh
Zone Uplift = $0
LC2
ZMCP = $25.26/MWh
Zone Uplift = $0

Total Collection = $625,692 (was $5,292,447.12)
Total Payout = $625,692 (was $4,755,082.96)
Congestion Uplift Payable to ISO = $537,364

(JGK) April, 1998 **Discussion Draft** Slide 25

Economic Coupling of Energy and Transmission Auctions Alternative 1: Require unit energy bids for energy auction same bids to be also used for the transmission auction Alternative 2: Perform portfolio auction on zonal basis perform transmission auction based on zonal portfolio bids

Economic Coupling of Energy and Transmission Auctions Approach for Alternative 1 Require the PX market participants to submit "unit energy bids" instead of portfolio energy bids Use unit energy bids from all winning resources for the ISO transmission auction Reconcile differences in price caps between the PX and the ISO

Economic Coupling of Energy and Transmission Auctions Approach for Alternative 2 Require PX market participants to provide zonal portfolio energy bids Ask ISO to perform inter-zonal congestion management based on a zonal portfolio energy schedules MPs use zonal portfolio schedule selections to develop and submit final individual resource schedules

Economic Coupling of Energy and Transmission Auctions Preliminary Assessment of Implementation Requirements for the PX for Alternative 1 Test OM/Hand-El Trading and Scheduling systems to ensure correct operation for substantially larger number of bids Develop a simple program to convert unit energy bid into adjustment bids suitable for congestion management Modify Master File

Economic Coupling of Energy and Transmission Auctions Preliminary Assessment of Implementation Requirements for the PX for Alternative 2 Modify OM/Hand-El Trading and Scheduling systems to pass bids to the ISO on a zonal basis Modify Master File

Economic Coupling of Energy and Transmission Auctions Preliminary Assessment of Implementation Requirements for the PX Market Participants for Alternative 1 Software modifications, if automated bidding used

Economic Coupling of Energy and Transmission Auctions Preliminary Assessment of Implementation Requirements for the Market Participants for Alternative 2 Minimum software modifications, if automated bidding used Change in bidding strategy to deal with zonal prices ISO must change its interfaces and congestion management software Additional steps may extend time line, and require earlier market opening

Economic Coupling of Energy and Transmission Auctions Preliminary Assessment of FERC Filing Implications For Alternative 1 (Unit Bidding): Potentially major as proponents of portfolio auction will intervene

Economic Coupling of Energy and Transmission Auctions Preliminary Assessment of Market Implications If high prices are present, they are due to real resource shortages Zonal portfolio schedules allow market participants to have a better chance at feasible schedules (Alternative 2)

Action Plan Pursue the short-term option immediately Continue study and assessment long-term options Monitor market operation for high zonal prices

Appendix

# Decremental Bids for Demand Schedules

(Base Condition - hour 9 of 3/26/98 Market of Simulation Run)


NW2
$27.00
NW1
$0.00
$199.95
$226.95
SR2
$226.95
HUMB
$226.95
NW3
$0.00
NP15
$226.95
SF
$226.95
$226.95
SR3
$226.95
LA1
$19.00
$207.95
NV3
$226.95
AZ2
$226.95
LA2
$453.9
$226.95
SP15
$226.95
$226.95
AZ3
$0.00
LA3
$226.95
$226.95
AZ5
$0.00
LA4
$226.95
$226.95
$226.95
LC1
$0.00
PAS
$226.95
MX
$226.95
II1
$226.95
LC2
$0.00
II2
$226.95
LC3
$226.95

(JGK) April, 1998

**Discussion Draft**

Slide 37

Decremental Bids for Demand Schedules (Base Condition - hour 9 of 3/26/98 Market of Simulation Run) NW1 NW2 NW3 AZ3 AZ5 LC1 LC2 LA1 LA2 "Region" $226.95 $226.95 $226.95 $226.95 $207.95 $199.95 $226.95 $226.95 $226.95 ZMCP = $0.00/MWh Export = 0 MW Import = 317.03 MW ZMCP = $0.00/MWh Export = 325.8 MW Import = 803.79 MW ZMCP = $0.00/MWh Export = 0 MW Import = 1 MW ZMCP = $453.90/MWh Export = 0 MW Import = 3 MW ZMCP = $19/MWh Export = 30 MW Import = 583.98 MW ZMCP = $27.00/MWh Export = 0 MW Import = 100 MW ZMCP = $0.00/MWh Export = 99.8 MW Import = 275.79 MW ZMCP = $226.95/MWh Total Demand = 22587.07 MW Total Supply = 20885.33 MW Net Iter-SC = 730.3 MW (E) Total Collection = $5,292,447.12 Total Payout = $4,755,082.96 Total Congestion Payment to the ISO = $537,364.16 ZMCP = $0.00/MWh Export = 997.1 MW Import = 1800.15 MW ZMCP = $0.00/MWh Export = 0 MW Import = 0.05 MW

Decremental Bids for Demand Schedules (Demand bid capped at $80 as practiced today - Results are approximate no redispatch) NW1 NW2 NW3 AZ3 AZ5 LC1 LC2 LA1 LA2 "Region" $80 $80 $80 $80 $61 $53 $80 $80 $80 ZMCP = $0.00/MWh Export = 0 MW Import = 317.03 MW ZMCP = $0.00/MWh Export = 997.1 MW Import = 1800.15 MW ZMCP = $0.00/MWh Export = 0 MW Import = 0.05 MW ZMCP = $0.00/MWh Export = 325.8 MW Import = 803.79 MW ZMCP = $0.00/MWh Export = 0 MW Import = 1 MW ZMCP = $160.00/MWh Export = 0 MW Import = 3 MW ZMCP = $19/MWh Export = 30 MW Import = 583.98 MW ZMCP = $27.00/MWh Export = 0 MW Import = 100 MW ZMCP = $0.00/MWh Export = 99.8 MW Import = 275.79 MW ZMCP = $80.00/MWh Total Demand = 22587.07 MW Total Supply = 20885.33 MW Net Iter-SC = 730.3 MW (E) Total Collection = $1,865,959.60 (was $5,292,447.12) Total Payout = $1,685,983.72 (was $4,755,082.96) Total Congestion Payment to the ISO = $179,975.88 (was $537,364.16)

Average Pricing for Transmission (Results are approximate as extra payments to supplies/demands are not covered - allocation based on product of zone congestion charge and load) "Region" $226.95 $226.95 $226.95 $226.95 $207.95 $199.95 $226.95 $226.95 $226.95 ZMCP = $25.26/MWh Export = 0 MW Zone Uplift = $0 ZMCP = $25.26/MWh Export = 997.1 MW Zone Uplift = $0 ZMCP = $25.26/MWh Export = 0 MW Zone Uplift = $0 ZMCP = $25.26/MWh Export = 325.8 MW Zone Uplift = $0 ZMCP = $25.26/MWh Export = 0 MW Zone Uplift = $0 ZMCP = $25.26/MWh Export = 0 MW Zone Uplift = $0 ZMCP = $25.26/MWh Export = 30 MW Zone Uplift = $57.87 ($1.9/MWh) ZMCP = $25.26/MWh Export = 0 MW Zone Uplift = $0 ZMCP = $25.26/MWh Export = 99.8 MW Zone Uplift = $0 ZMCP = $25.26/MWh Total Demand = 22587.07 MW Total Supply = 20885.33 MW Net Iter-SC = 730.3 MW (E) Region Uplift = $537,306.3 ($23.04/MWh) Total Collection = $625,692 (was $5,292,447.12) Total Payout = $625,692 (was $4,755,082.96) Congestion Uplift Payable to ISO = $537,364 NW1 $0.00 NW2 $27.00 NW3 $0.00 AZ3 $0.00 AZ5 $0.00 LC1 $0.00 LC2 $0.00 LA1 $19.00 LA2 $453.9